Subsequent Event	12 Months Ended
Dec. 31, 2025
Subsequent Event [Abstract]
SUBSEQUENT EVENT

NOTE 24 - SUBSEQUENT EVENT

On December 5, 2025, Kandi BVI entered into a share transfer agreement (the “Share Transfer Agreement”) with shareholders (“Sellers”) of Rawrr.

Pursuant to the Share Transfer Agreement, the Sellers agreed to sell, and the Company agreed to acquire the entire issued share capital of Rawrr (the “Acquisition”), at a consideration of $23.9 million, which is the fair value of Rawrr as valuated by an independent third party, payable in form of Ordinary Shares. On February 6, 2026, the Company issued 17.7 million Ordinary Shares, at a price of $1.35 per share, which is the average closing prices of Ordinary Shares on Nasdaq Stock Market during the ten (10) trading day period immediately preceding the agreed reference date, September 24, 2025. Kenny Hu, director and Chairman of the board of Rawrr, is son of Xiaoming Hu, a director of the Company and beneficial owner of 14,426,481 Ordinary Shares of the Company. Each of the audit committee of the Company and the board of directors has assessed and approved the Acquisition. The Acquisition was not closed as of December 31, 2025.